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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2022
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;         Compensatory Arrangements of Certain Officers.

(b) As previously announced on January 11, 2022, David R. Smith intends to retire from Charles River Laboratories International, Inc. (the “Company”). Mr. Smith will step down from his position as Corporate Executive Vice President and Chief Financial Officer in connection with Flavia H. Pease’s appointment as the Company’s new Corporate Executive Vice President and Chief Financial Officer (as discussed below). Once Ms. Pease assumes the role of Chief Financial Officer, Mr. Smith will become Senior Financial Advisor and will remain with the Company until February 2023.

(c), (e) On March 28, 2022, the Company announced the appointment of Flavia H. Pease as its Corporate Vice President and Chief Financial Officer. Ms. Pease will join the company as Corporate Executive Vice President on April 25, 2022 and is expected to assume the role of Chief Financial Officer after the filing of the Company’s Quarterly Report on Form 10-Q in early May 2022.

Ms. Pease, 49, joins the Company with more than 20 years of financial leadership experience at Johnson & Johnson, most recently serving as Vice President and Group Chief Financial Officer of Johnson & Johnson’s global Medical Devices business, which had annual revenue of $27 billion in 2021. Prior to assuming this role in 2019, she was Vice President, Finance for Janssen North America, which is Johnson & Johnson’s Pharmaceutical business in the United States and Canada. Before Janssen, from 2014 to 2016, Ms. Pease was Vice President of the Enterprise Program Management Office, responsible for supporting Johnson & Johnson’s executive management team with the strategic planning process and the advancement of enterprise growth initiatives. From 2009 to 2012, she led the integration of the Mentor and Acclarent acquisitions as a Vice President of Finance, and subsequently became the Vice President of Finance for Janssen Supply Chain from 2012 to 2014. Ms. Pease began her career at Johnson & Johnson in 1998 with the LifeScan business and subsequently held finance leadership positions within Mergers and Acquisitions Analysis and Johnson & Johnson Medical Brazil.

Prior to joining Johnson & Johnson, Ms. Pease worked for SC Johnson and an investment bank in Brazil. She holds a Bachelor’s degree in Economics from the Pontifícia Universidade Católica in Rio de Janeiro, Brazil and a Master of Business Administration from Santa Clara University.

The Company entered into an at-will employment offer letter with Ms. Pease (the “Offer Letter”) that provides for the following material compensation terms:

•Base Salary: Base compensation of $600,000 annually. Beginning in 2023, Ms. Pease will be eligible for future salary increases based on her performance and the Company’s annual salary program design.
•Bonus: Ms. Pease will be eligible to participate in the Company’s Executive Incentive Compensation Program, with a targeted bonus equal to 70% of her gross annual base salary for 2022, which will be pro-rated to the date of her hire.
•Equity: Ms. Pease will be eligible to receive annual stock awards beginning in May 2022. For 2022, Ms. Pease will receive an equity award with a grant value of $2,000,000, comprised of: (1) 60% Performance Share Units (PSUs); (2) 20% options to purchase Company common stock; and (3) 20% Restricted Stock Units (RSUs). Beginning in 2023, Ms. Pease will be eligible to receive an annual equity award, the terms and conditions of which are commensurate with the awards typically granted to executive officers.
•One-Time New Hire Equity Award: Ms. Pease will be granted a one-time new hire equity award with a grant value of $1,700,000. The award will be structured 25% in the form of options to purchase Company common stock; and (2) 75% in the form of RSUs.
•One-Time Signing Bonus: Ms. Pease will receive a one-time signing bonus in the gross amount of $800,000. The initial $200,000 will be paid within 30 days of her start date, with the remaining $600,000 to be paid after 12 months of employment with the Company.

The foregoing description of the Offer Letter contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Offer Letter, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the first quarter of 2022.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “will,” “would,” “may,” “estimate,” “plan,” “outlook,” and “project,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the Company's current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in the Company's Annual Report on Form 10-K as filed on February 16, 2022, as well as other filings the Company makes with the Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by the Company, and the Company assumes no obligation and expressly disclaims any duty to update information contained in this news release except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	March 28, 2022	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Chief Compliance Officer & Corporate Secretary

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